SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):January 27, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


            1-14161                                               11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
     One MetroTech Center, Brooklyn, New York                         11201
        (Address of Principal Executive Offices)                  (Zip Code)

                          (516) 755-6650 (Hicksville)
                          (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


                                                                         N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.
            ----- -------

            On January 27, 2000 KeySpan Corporation d/b/a KeySpan Energy ("the Company") issued a press release reporting its operating results for the year ended December 31, 1999.

            The Company's press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            --------- ----------- --- ----- --------- ----------- --- ---------

      (c)   Exhibits

            (1) Press Release of the Company dated January 27, 2000.



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



                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KEYSPAN CORPORATION

Dated: January 27, 2000             By: /S/ Gerald Luterman
                                        --------- ---------
                                    Title: Senior Vice President and
                                           Chief Financial Officer


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



                                INDEX TO EXHIBITS


Exhibit No. Exhibit                                   Page
----------  -------                                   ----

  99        Press Release dated January 27, 2000           5

                                   4